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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             -----------------------

Date of Report (Date of earliest event reported): June 2, 1999

                               CAREDATA.COM, INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                   000-27056                  58-2256400

(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


            Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E.
                             Atlanta, Georgia 30305

          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code:   (404) 364-6700

                                 MEDIRISK, INC.
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

     On June 2, 1999, Medirisk, Inc. issued a press release announcing that it has entered into a definitive agreement to acquire San Francisco-based Citizen 1 Software, Inc. as part of an accelerated initiative to expand its Internet-based business activities. The press release also announced that Medirisk is changing its name to Caredata.com, Inc. and that, effective June 21, 1999, the Company's common stock will trade under the new symbol "CDCM" on the Nasdaq National Market.

     The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

     Exhibit No.             Description
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
     99.1                    Press Release dated June 2, 1999.
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAREDATA.COM, INC.


                                    By: /s/ Thomas C. Kuhn III
                                       -------------------------------------
                                        Thomas C. Kuhn III
                                        Senior Vice President and Chief
                                        Financial Officer

Dated: June 2, 1999